UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 9, 2015

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51447	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Expedia, Inc. (the “Company”) is furnishing this Current Report on Form 8-K to recast selected financial data for 2014 and 2013 to reflect a change in segment reporting. As part of its continuous review of its business, the Company evaluated its current assets and operations, and realigned its reportable segments, effective January 1, 2015. Accordingly, the Company now considers its business to consist of the following four reportable segments:

•	Core OTA: Our Core Online Travel Companies (“Core OTA”) segment provides a full range of travel and advertising services to our worldwide customers through a variety of brands including: Expedia.com and Hotels.com in the United States and localized Expedia.com and Hotels.com websites throughout the world, Expedia Affiliate Network, Hotwire.com, Travelocity, Venere, Wotif Group, CarRentals.com, and Classic Vacations.

•	trivago: Our trivago segment generates advertising revenue primarily from sending referrals to online travel companies and travel service providers from its localized hotel metasearch websites.

•	Egencia: Our Egencia segment provides managed travel services to corporate customers worldwide.

•	eLong: Our eLong segment consists of our majority ownership interest in eLong, Inc., which specializes in mobile and online travel services in China.

The recasting of previously issued financial information does not represent a restatement of previously issued financial statements and does not affect the Company’s reported gross bookings, revenue, or adjusted EBITDA for any of the previously reported periods. The information contained in this Form 8-K is being furnished pursuant to Regulation FD in order to provide the financial community with historical financial data that is presented on a basis consistent with the Company’s current reportable segments.

Selected financial data for the 2014 and 2013 quarterly periods, recast to conform to the Company’s new reportable segments, is furnished as Exhibit 99.1 to this Form 8-K. Exhibit 99.1 includes a non-GAAP financial measure. A reconciliation of the measure to the most directly comparable GAAP measure is included as a table to Exhibit 99.1. Beginning with the quarter ending March 31, 2015, the Company’s financial statements will reflect the new reporting structure with prior periods recast accordingly.

NOTE: The information furnished under Item 7.01 (Regulation FD Disclosure) of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Recast Segment Selected Financial Data for the 2014 and 2013 quarterly periods.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ MARK D. OKERSTROM
Mark D. Okerstrom
Chief Financial Officer

Dated: April 9, 2015

Exhibit Number	Description

99.1	Recast Segment Selected Financial Data for the 2014 and 2013 quarterly periods.